Effective immediately, the sub-section entitled “Other Accounts” in Appendix C entitled “Portfolio Manager(s)” is hereby restated in its entirety as follows:

Other Accounts
In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of April 30, 2011, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard O. Hawkins	13	$18.5 billion	1	$1.2 billion	6	$711.0 million
Robert D. Persons	13	$12.5 billion	2	$605.4 million	3	$619.8 million

* Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.